UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 20, 2003

                    CITIGROUP GLOBAL MARKETS HOLDINGS INC.
          (Exact name of registrant as specified in its charter)
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        New York                  1-15286             11-2418067
     (State or other           (Commission         (IRS Employer
      jurisdiction             File Number)     Identification No.)
    of incorporation)


                 388 Greenwich Street, New York, NY 10013
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              (Address of principal executive offices) (Zip Code)


                                 (212) 816-6000
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           (Registrant's telephone number, including area code)

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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K


Item 5.  Other Events


Results of Operations

(Unaudited)

This report summarizes the results of operations of Citigroup Global Markets Holdings Inc. for the three- and nine-month periods ended September 30, 2003 and 2002 and provides certain additional financial information. Certain prior period amounts have been reclassified to conform to current period presentation.

                CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                     SELECTED FINANCIAL DATA
                  (Unaudited, dollars in millions)


                                                                   September 30,
                                                              ------------------

                                                                  2003      2002
                                                                  ----      ----
Total stockholder's equity                                    $ 14,461  $ 12,651


                                                   Three               Nine
                                               Months Ended        Months Ended
                                               September 30,       September 30,
                                             ----------------- -----------------
                                                 2003    2002     2003     2002
                                                 ----    ----     ----     ----
Revenues:
   Commission                                   $ 974  $  952   $2,733   $2,910
   Investment banking                             792     757    2,684    2,631
   Asset management and administration fees       864     868    2,457    2,746
   Principal transactions                         383     (35)   1,624      628
   Other                                           41     113      136      187
                                               ------  ------   ------   ------

      Total non-interest revenues               3,054   2,655    9,634    9,102
                                               ------  ------   ------   ------
   Interest and dividends                       1,797   2,475    5,942    7,189
   Interest expense                             1,121   1,829    3,870    5,084
                                               ------  ------   ------   ------
      Net interest and dividends                  676     646    2,072    2,105
                                               ------  ------   ------   ------

      Revenues, net of interest expense         3,730   3,301   11,706   11,207
                                               ------  ------   ------   ------
Non-interest expenses:
   Compensation and benefits                    1,958   1,719    6,262    6,076
   Floor brokerage and other production           155     162      493      488
   Communications                                 151     161      486      475
   Occupancy and equipment                        134     136      405      402
   Professional Services                           91      89      268      211
   Advertising and market development              67      66      196      212
   Other operating and administrative expenses    105     129      283      313
   Restructuring credit                             -      (9)       -       (9)
                                               ------  ------   ------   ------
      Total non-interest expenses               2,661   2,453    8,393    8,168
                                               ------  ------   ------   ------
Income before income taxes and cumulative
  effect of change in accounting principle      1,069     848    3,313    3,039

Provision for income taxes                        406     319    1,261    1,138
                                               ------  ------   ------   ------

Income before cumulative effect of
change in accounting principle                    663     529    2,052    1,901
                                               ------  ------   ------   ------

Cumulative effect of change in accounting
  principle (net of tax benefit of $16)            -       -        -      (24)
                                               ------  ------   ------   ------
Net income                                     $  663  $  529   $2,052   $1,877
                                               ======  ======   ======   ======

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 20, 2003       CITIGROUP GLOBAL MARKETS HOLDINGS INC.


                               By: /s/Cliff Verron
                                  ------------------------
                                        Cliff Verron
                                        Controller